ACCRUED LIABILITIES (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
ACCRUED LIABILITIES [Abstract]
Accrued Interest	$ 184	$ 83
Accrued Expenses	4,624	3,028
Accrued Drydock expenses Nordic Harrier	0	949
Accrued voyage expenses	7,834	0
Total as per December 31	$ 12,642	$ 4,060
Increase in number of vessels	3